Exhibit 99.1
Creating Alpha Through Advanced Analytics And Risk Selection January 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. In the third quarter of 2007, Validus incurred a $3,000 non- recurring expense to terminate an advisory agreement with its founding investor in conjunction with its IPO. In the third quarter of 2007, Validus further incurred a $2,893 non-recurring expense arising from the issuance of additional warrants pursuant to the anti-dilution provisions of the warrants triggered by the Talbot acquisition. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Agenda January reinsurance renewals Validus activity at January 1, 2008 Talbot status update Balance sheet update

January 1 Reinsurance Renewals - Market Validus Re receives and prices a high percentage of the market - more than any single intermediary Overall market: Price decline of 12.3% on a fully risk adjusted basis(1) Priced loss ratios worsened by 6.6 percentage points Increased cedent retentions results in more volatile market results Key Points - Non-proportional US Property 1 Redundancy (deficiency) of premium required to generate constant returns reflects change in industry fully adjusted risk year over year

January 1 Reinsurance Renewals - Validus Re Reject outright business with outsized rate decreases or changes in terms and conditions Reduce line sizes on lower return business to maintain relationships where other profitable business exists Aggressively pursue full signings for attractively priced layers Overall rate change of -6.2% on a fully risk adjusted basis (vs. market decline of 12.3%) Improved priced loss ratios by 4.4 percentage points (vs. market decline of 6.6 points) Validus Re Outcomes Non-proportional US Property Validus Re Strategy

January 1 Reinsurance Renewals - Validus 2006 2007 2008 Core business 310 278 Opportunistic pro-rata 49 34 Total 217 Significant reduction in opportunistic pro-rata Reduction in written proportional will run off over 18 months Decline in US property XS as a result of pricing discipline and higher retentions Growth in international property XS flat opportunistic pro-rata contract Marine GOM several accounts shift from Jan 1 to later in quarter Talbot treaty portfolio brings additional $34m of reinsurance premium Commentary GPW at January 1, 2008 ($millions) $362.0 $217.4 $312.0 Talbot treaty reinsurance Opportunistic quota share

January 1 Reinsurance Renewals - Summary Market price change = -12.3% Validus Re price change = -6.2% Validus Re priced loss ratio 2.5 points lower than market Validus Re portfolio volatility 7% lower than market Validus Re probability of attaching 0.2 points higher than market Validus Re rate on line equal to market = Outperformance (Alpha)

Validus Re - Collateralized Quota Share Opportunistic capital which responds to market pricing Focused on dislocated market Property Cat Retro Offshore energy Declining pricing and increased industry capacity has resulted in many sidecars being scaled back or eliminated (> $4 billion capacity has exited the market) 2006/2007 collateralized quota share migrated from Petrel Re to another quota share provider with essentially unchanged terms Unique combination of Validus expertise and market demand Validus Re Sidecar Market

Talbot - Lloyd's Market Entrants Since May 14 Announcement Announcement Date Managing Agent Capital Provider/Buyer June 19, 2007 MRE (Spectrum) Montpelier RE July 2, 2007 Cathedral Underwriting Cathedral Capital July 20, 2007 Atrium Ariel Holdings November 5, 2007 Arrow (Whittington) Goldman Sachs November 29, 2007 Barbican (Whittington) Steel Partners/Carlson Capital December 3, 2007 Antares (Chaucer) Lightyear Capital December 14, 2007* Kiln Ltd. Tokio Marine December 17, 2007* Marketform American Financial * subject to FSA and Lloyd's approval

Talbot - Underwriting Capital Structure Year 2007 2008 Own Funds 115 216 Third Party Capital 122 LOC 30 100 2006: $36mm full year cost Expense will be extinguished as of year- end 2009 2008: Expanded use of letters of credit $100mm syndicated facility 25bps borrowing cost Third Party Underwriting Capital Cost Funds at Lloyd's ($mm) $115.0 $121.5 $30.0 $266.5 $316.4 $100.0 $216.4

Talbot - 2008 Syndicate Reinsurance Planned reduction in syndicate reinsurance based on: Larger capital base Greater risk tolerance Increased retentions (generally) from $5mm to $10mm Reduced reinsurance spend by $15.1mm year-over-year 2007 2008 East 85.7 70.6 Overview Ceded XL Premium - Syndicate 1183 $85.7mm $70.6mm 1 Represents XL program for 2007; ceded premium as reported includes syndicate level XL reinsurance as well as facultative placements, proportional reinsurance and reinstatement premium 2 Estimate as not all purchases have been completed as of January 8, 2008 2 1

Validus Growth Initiatives From Bermuda Platform Initial expansion through Talbot acquisition Complementary short-tail business Risk and geographic diversification The global reach, distribution and rating of Lloyd's Continued growth through global Lloyd's platform Singapore Latin America Future growth opportunities Middle East US - via product expansion

Very Conservative Balance Sheet Low risk investment portfolio No equities or alternatives No CDOs or CLOs No high yield debt Sub prime represents $24.8 million of exposure as of November 30, 2007 Represents 0.8% of November 30, 2007 consolidated cash and investments Overall Case Reserves IBNR 48.7 51.3 Reported IBNR of 51.3% of $924mm loss reserves at September 30, 2007 Validus Gross Reserve Mix As of September 30, 2007

Third Quarter 2007 Financial Highlights Financial Performance: Net income of $136.5mm ($1.90 per diluted share) Net operating income of $127.9mm ($1.78 per diluted share) Balance Sheet: Total investments and cash of $3.00bn Total GAAP capitalization of $2.14bn Total shareholders' equity of $1.79bn Book value per share: Diluted book value per share of $22.37 7.1% growth in diluted book value over pro forma June 30, 2007 19.5% growth in diluted book value over prior 12 months ORH IPCR AHL TRH RE ACE PTP AWH MXGL ACGL RMR FSR XL ENH MRH AXS PRE VR Property Reinsurance 9.8 16.4 16.4 16.5 17 17.7 17.8 17.8 18.2 20.3 20.4 20.7 21.1 21.8 22 23.2 25.5 32.1 Source: SNL Financial and company reports for FSR and PTP; differs from VR calculation. Highlights Q3 2007 Peer Company Operating ROAE (Annualized)

Valuation Comparables Note: Market prices as of January 10, 2008 market close. Book value per share as reported at 9/30/07; diluted when reported 2007 EPS estimates per SNL Financial IPC Montpelier Flagstone Aspen Max Capital Validus Platinum AWAC Endurance Partner Re Arch Ren Re Axis Property Reinsurance 0.91 1.03 1.05 1.12 1.13 1.17 1.18 1.21 1.24 1.26 1.41 1.46 1.47 Price/Book Price/'07E Validus Endurance Ren Re Max Capital Montpelier Partner Re AWAC Aspen Arch Axis Flagstone Platinum IPC Property Reinsurance 4.9 5.9 6 6.3 6.4 6.4 6.5 6.5 6.6 6.7 6.9 7.1 7.3